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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number	811-07254

Johnson Mutual Funds Trust

(Exact name of registrant as specified in charter)

3777 West Fork Road, Cincinnati, OH 45247

(Address of principal executive offices) (Zip code)

Marc E. Figgins, CFO 3777 West Fork Rd, Cincinnati, OH 45247

(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-347-3344

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2002

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.   Reports To Stockholders
Annual report attached hereto.

Item 2.    Code of Ethics.

Not applicable to Annual Reports for the period ended December 31, 2002.

Item 3.    Audit Committee Financial Expert.

Not applicable to Annual Reports for the period ended December 31, 2002.

Items 4-8.    [Reserved]

Item 9.    Controls and Procedures.

Not applicable to Annual Reports for the period ended December 31, 2002.

Item 10.    Exhibits.

Certification Required by Item 10(b) of Form N-CSR are filed herewith.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly

Johnson Mutual Funds Trust

/s/ Timothy E. Johnson

Timothy E. Johnson, President

Date: February 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated

/s/ Timothy E. Johnson

Timothy E. Johnson, President

Date: February 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly

Johnson Mutual Funds Trust

/s/ Marc E. Figgins

Marc E. Figgins, CFO

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated

/s/ Marc E. Figgins

Marc E. Figgins, CFO

Date: February 28, 2003

OUR MESSAGE TO YOU
Performance Review —December 31, 2002
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
Portfolio of Investments as of December 31, 2002
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
GROWTH FUND
OPPORTUNITY FUND
REALTY FUND
FIXED INCOME FUND
MUNICIPAL INCOME FUND
NOTES TO THE FINANCIAL STATEMENTS
INDEPENDENT AUDITOR’S REPORT
TRUSTEES AND OFFICERS
Exhibit 99 Certifications

ANNUAL REPORT	DECEMBER 31, 2002

• Johnson Growth Fund

• Johnson Opportunity Fund
• Johnson Realty Fund
• Johnson Fixed Income Fund
• Johnson Municipal Income Fund

INVESTMENT ADVISER:

Johnson Investment Counsel, Inc.

3777 West Fork Road
Cincinnati, Ohio 45247
513-661-3100
800-541-0170

JOHNSON MUTUAL FUNDS	December 31, 2002

Our Message to You	1

Performance Review and Management Discussion

Growth Fund	2

Opportunity Fund	3

Realty Fund	4

Fixed Income Fund	5

Municipal Income Fund	6

Portfolio of Investments

Growth Fund	7

Opportunity Fund	9

Realty Fund	11

Fixed Income Fund	12

Municipal Income Fund	14

Statement of Assets and Liabilities	17

Statement of Operations	18

Statement of Change in Net Assets

Stock Funds	19

Bond Funds	20

Financial Highlights

Growth Fund	21

Opportunity Fund	22

Realty Fund	23

Fixed Income Fund	24

Municipal Income Fund	25

Notes to the Financial Statements	26

Report of the Independent Auditors	32

Trustees and Officers Table	33

Trustees, Officers, Transfer Agent, Fund Accountant Custodian, Auditors, Legal Counsel	Back Page

OUR MESSAGE TO YOU

February 26, 2003

Dear Shareholder:

We are pleased to present you with the Johnson Mutual Funds 2002 Annual Report. On the next several pages, we have provided commentary on the performance of each of the Funds for the year as well as the relative performance compared to an appropriate index. The remainder of the report provides the holdings of each Johnson Mutual Fund as well as other financial data and notes.

The past year once again challenged the patience and perspective of stock investors. The extent of the decline in 2002 was especially disheartening given the performance of the market in the prior two years. Volatility in the stock markets continued to remain high as the markets dropped to a five year low in October and then posted a rally as the Standard and Poor’s 500 Index finished the quarter up 8.44%. However, the S&P 500 Index still ended the year down 22.09% as 369 stocks in the index finished the year with negative returns. The S&P 500 Index has dropped a total of 43.09% since 2000. (-9.10% for 2000 and -11.90% for 2001).

This is the third consecutive year of decline in the stock markets which hasn’t occurred since 1941. There has not been a period of four consecutive years of negative return since the Great Depression years of 1929-1932. Investors naturally question and wonder if 2003 will be the year that the market finally begins to rebound. There are certainly factors that weigh on investor’s minds including a possible war with Iraq, political unrest with other countries and an economy that still struggles. These situations definitely provide uncertainty that the stock market does not like.

In spite of the negative returns experienced by the stock market, the bond market posted solid returns for 2002 as the Lehman Intermediate Government/ Credit Index returned 9.84% and the Lehman 5-Year Municipal General Obligation Index returned 9.00% for the year. Investor insecurity in the stock markets and lower interest rates were instrumental in these positive returns. Investors fled the stock markets for the fixed income markets and pushed prices higher and yields lower. The question of when interest rates will rise is also a prevalent one for investors. It is important for investors to remember that rising interest rates will cause downward pressure on the prices of fixed income portfolios.

We are optimistic that the resiliency of our nation will ultimately move our markets in 2003. Economic growth is improving and the outlook for the consumer remains positive. We expect capital spending to resume as companies look toward the future. Fiscal and monetary measures continue to be aggressive. As corporate profits improve, sentiment will once again turn, and money will begin to flow from less volatile investments back into stocks. Valuations are reasonable, and much of the uncertainty that we face may already be factored into current prices. While we do not expect a dramatic rebound in the stock market, we are looking for positive returns in the year ahead.

Thank you for your continued confidence by selecting Johnson Mutual Funds to help meet your long term financial goals. As always, please feel free to call us at (513) 661-3100 or (800) 541-0170 as you have needs.

Sincerely,

Timothy E. Johnson, President
Johnson Mutual Funds

GROWTH FUND	Performance Review — December 31, 2002

$10,000 Initial Investment Since Inception

	Growth Fund	S&P 500 Index

1/4/1993	10000	10000
3/31/1993	10240	10438
6/30/1993	10240	10491
9/30/1993	10166	10762
12/31/1993	10597	11010
3/31/1994	10246	10592
6/30/1994	10009	10637
9/30/1994	10233	11157
12/31/1994	10150	11155
3/31/1995	10979	12241
6/30/1995	11825	13409
9/29/1995	12488	14475
12/29/1995	13359	15342
3/29/1996	14060	16164
6/28/1996	14393	16890
9/30/1996	15008	17413
12/31/1996	15610	18862
3/31/1997	15857	19367
6/30/1997	18284	22749
9/30/1997	19869	24453
12/31/1997	20911	25153
3/31/1998	23679	28661
6/30/1998	24380	29612
9/30/1998	21939	26663
12/31/1998	26995	32341
3/31/1999	27213	33953
6/30/1999	27691	36366
9/30/1999	26476	33808
12/31/1999	30048	38891
3/31/2000	30278	39750
6/30/2000	29382	38702
9/30/2000	28140	38329
12/31/2000	26001	35302
3/31/2001	22165	31105
6/29/2001	24625	33021
9/28/2001	20549	28174
12/31/2001	22730	30866
3/31/2002	22116	30833
6/30/2002	18678	26703
9/30/2002	15701	22041
12/31/2002	16496	23901

For periods ending December 31, 2002:

	Average Annual
	Total Returns (a)

	1 Year	5 Years	10 Years (b)

Growth Fund	-27.42%	-4.63%	5.14%
S&P 500 Index	-22.09%	-0.58%	9.33%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Standard & Poor’s 500 Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Growth Fund was January 4, 1993.

	As of	As of
Top Ten Holdings:	12/31/02	12/31/01

Wal-Mart Stores	3.4%	3.1%
General Electric	3.2%	3.7%
American Int’l Group	3.0%	2.1%	*
Microsoft	2.8%	3.7%
Pepsico	2.6%	2.7%
Citigroup	2.5%	3.2%
Merck & Company	2.5%	0.0%	*
Colgate-Palmolive	2.4%	0.0%	*
Lockheed Martin	2.4%	0.0%	*
Legg Mason	2.4%	0.0%	*
* Not in Top 10 as of 12/31/01.
How did the Growth Fund perform relative to the market?

The Johnson Growth Fund had a return of -27.42% in 2002. Among mutual fund peers, the Lipper Large-Cap Growth category had an average return of -28.60% and the Lipper Large-Cap Core category had an average return of -23.50%. The Standard & Poor’s 500 Index (S&P) returned -22.09% in the calendar year.

Throughout the year, there was a transition in the portfolio toward larger commitments in many of the more economically sensitive areas of the market and away from the finance sector, particularly regional banks that could be negatively affected by contracting interest rate spreads. The allocation to the finance sector declined from 25% of the portfolio at the beginning of the year to just under 18% at year-end. The decrease in weight of the finance sector resulted in increases in the energy, industrial, material and utility sectors.

The allocation to information technology stocks was also reduced. While the information technology sector has historically been highly correlated with economic activity, we remain cautious with respect to an imminent rebound for these stocks. Investors have experienced such sharp declines in the technology sector over the past three years that it may take some significant evidence of earnings recovery before investors are willing to reinvest in the sector. Over the past three calendar years, the technology heavy NASDAQ 100 Index is down 73% compared to 43% for the more broad-based S&P 500 Index.

Many of the concerns of investors of a year ago have been replaced with new ones; such as war with Iraq, budget deficits and corporate governance. One of the concerns that remain is the timing of the recovery of corporate profits. There seems to be recent evidence that the trough in profits has been reached. A recovery in profits is necessary to put an end to this bear market. The Federal Reserve Board actions of the past year have been stimulative to the economy. Fiscal stimulus in the way of tax cuts and increased transfer payments would further help. The combination of monetary and fiscal stimulus has positive implications for a recovery in corporate profits. With an improving economic backdrop and the reasonable valuation currently placed on stocks, we are becoming more confident that there are signs that the bear market is in its final stage. The stock market’s recovery should take many years to return to levels of peak prices of 2000.

Growth Fund Objective:	Long-Term Capital Growth

Primary Asset Category:	Stocks of Larger-Sized Growth Companies

OPPORTUNITY FUND	Performance Review — December 31, 2002

$10,000 Initial Investment Since Inception

	Opportunity Fund	Russell Midcap Index (c)

5/16/94	10000	10000
6/30/1994	9980	9704
9/30/1994	10393	10256
12/31/1994	10499	10007
3/31/1995	11094	11048
6/30/1995	12291	11973
9/29/1995	12880	13034
12/31/1995	13152	13454
3/29/1996	14046	14264
6/28/1996	14364	14666
9/30/1996	14852	15125
12/31/1996	16190	16011
3/31/1997	16019	15879
6/30/1997	18013	18033
9/30/1997	20451	20428
12/31/1997	20604	20655
3/31/1998	23300	22702
6/30/1998	23331	22542
9/30/1998	20518	19200
12/31/1998	24504	22740
3/31/1999	24134	22633
6/30/1999	25843	25090
9/30/1999	23677	22934
12/31/1999	27605	26886
3/31/2000	30812	29597
6/30/2000	30126	28262
9/30/2000	31679	30186
12/31/2000	29355	29104
3/31/2001	25951	26050
6/29/2001	28151	28533
9/28/2001	22126	23437
12/31/2001	24978	27467
3/31/2002	25785	28633
6/30/2002	22555	25900
9/30/2002	18348	21332
12/31/2002	19569	23022

For periods ending December 31, 2002:

	Average Annual Total Return (a)

	1 Year	5 Years	8.6 Years (b)

Opportunity Fund	-21.42%	-1.03%	8.09%
Russell Midcap Index	-16.19%	2.19%	10.14%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s and Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in either index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Opportunity Fund was May 16, 1994.

	As of	As of
Top Ten Holdings:	12/31/02	12/31/01

Nat’l Commerce Financial	2.9%	3.7%
Devon Energy Corporation	2.7%	1.9%	*
Sungard Data Systems	2.7%	2.8%
Cullen Frost Bankers	2.7%	3.4%
Valspar Corporation	2.4%	0.0%	*
Republic Services	2.4%	2.4%	*
Ingersoll-Rand	2.3%	0.0%	*
Ethan Allen Interiors	2.2%	1.6%	*
Staples	2.1%	0.0%	*
Weatherford International	2.0%	1.5%	*

* Not in Top 10 as of 12/31/01.
How did the Opportunity Fund perform relative to the market?

The Opportunity Fund had a return of -21.42% in calendar year 2002. The Lipper Midcap Growth category had an average return of -28.40% and the Lipper Midcap Core category had an average return of -18.40%. The benchmark for the Opportunity Fund is the Russell Midcap Index, which had a return of -16.19% in calendar 2002.

As with the Growth Fund, there was a transition throughout the year in the portfolio toward heavier commitments in many of the more economically sensitive areas of the market. Specifically, allocation to the finance sector was reduced. The cyclically sensitive areas of materials, industrial and energy were increased from 18.2% of the portfolio at the beginning of the year to 26.1% at year-end. An additional change of significance over the year was the reduction in the health care allocation from 17.0% to 11.3%.

As volatility has increased in the equity market, additional names were added to the portfolio in an attempt to improve diversification. Over the past twelve months, the number of securities in the portfolio has increased from 61 to 77. A year ago, the top ten holdings represented 31% of the portfolio. At year-end the top ten holdings represented only 25% of the portfolio. A more diversified portfolio can be beneficial during periods of unsettled markets. The portfolio is concentrated in companies that have positive sales growth, stable or improving profit margins, and sales growth in excess of asset growth to guard against problems of overcapacity.

Opportunity Fund Objective:	Long-Term Capital Growth

Primary Asset Category:	Stocks of Medium/ Small-Sized Growth Companies

REALTY FUND	Performance Review — December 31, 2002

[$10,000 Initial Investment Since Inception Chart]

	Realty Fund	NAREIT Index

1/98	10000.00	10000.00
3/98	9773.93	9953.00
6/98	9445.62	9497.00
9/98	8419.55	8498.00
12/98	8143.90	8250.00
3/99	7721.37	7852.00
6/99	8573.65	8644.00
9/99	7814.70	7949.00
12/99	7942.45	7869.00
3/00	8128.51	8057.00
6/00	9038.64	8906.00
9/00	9719.91	9587.00
12/00	10024.80	9943.00
3/01	9636.68	10047.00
6/01	10455.70	11082.00
9/01	10099.20	10791.00
12/01	10532.10	11310.00
3/02	11417.30	12244.00
6/02	11789.60	12858.00
9/02	10820.00	11695.00
12/02	10900.70	11743.00

For periods ending December 31, 2002:

	Average Annual
	Total Returns (a)

	1 Year	5 Years (b)

Realty Fund	3.50%	1.68%
NAREIT Index	3.82%	3.30%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the NAREIT Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Realty Fund was January 2, 1998.

(c) The historic performance for the Realty Fund and the NAREIT Index are so similar through the year 2000 that it is difficult to discern the two distinct lines.

	As of	As of
Top Ten Holdings:	12/31/02	12/31/01

Equity Office Properties	4.0%	6.4%
Equity Residential Properties	4.0%	4.3%
General Growth Properties	3.7%	4.1%
Boston Properties	3.4%	3.8%
Simon Property Group	3.3%	3.7%
Regency Centers Corp	3.1%	2.1%	*
Apartment Invest. & Mgmt	3.1%	3.6%	*
Archstone Smith Trust	3.1%	3.9%
Developers Diversified Realty	2.9%	1.8%	*
Prologis Trust	2.8%	3.3%	*

* Not in the Top 10 as of 12/31/01.

How did the Realty Fund perform relative to the market?

The Realty Fund had a return of 3.50% for the year ending December 31, 2002 compared to a return of 3.82% for the National Association of Real Estate Investment Trusts Index (NAREIT Index). Real estate investment trusts (REITs) have posted positive rates of returns for the third year in a row and solidly outpaced the Standard and Poor’s Index. The S&P 500 posted a -22.09% for 2002, its third straight down year. Over the past three years REITs have achieved a compounded annual return of 14.34% compared to the S&P 500’s -14.53%. REITs continued to be attractive as they pay a dividend well above the broader market. The NAREIT Index ended the year at a 7.05% yield. The second half of 2002 was not nearly as positive as the first six months. REITs had rallied nearly 13.7% for the first six months of 2002, giving back 10% in the second half of the year. Concerns about a slowing economy and recession took its toll on property owners, as vacancy levels continued to rise in the face of rising unemployment.

The returns generated by the different property types varied during the year. The worst performing property types in 2002 were Residential, primarily apartments, down 5.99%, followed by Lodging and Resorts, down 1.49% and finally, Office and Industrial, up 0.87%. In a dramatic reversal, the Lodging and Resort REIT category, which posted a first half return of 22.65%, finished the year very weak. The economy, terrorism, the threat of war with Iraq and problems with North Korea, dampened investors enthusiasm for the Lodging and Resort group. The Lodging and Resort property type is the most economically sensitive and does not have the benefit of having longer term leases to provide some stability. The best performing property type in 2002 was Retail, up 21.07%. Consumer spending continued to provide strength to the retail property types driving the strength in regional malls, free standing retail centers and shopping centers. This group continues to have the best growth profile for the upcoming year, but valuations are starting to look stretched. An improving economy for corporations may mean that Office and Industrial and Residential property types will outperform the Retail property type.

In 2002 the Realty Fund employed a diversified approach by reducing some of the larger position sizes and broadening exposure to all property types. Specific focus on adding yield to the portfolio was accomplished in the year, but not at the sacrifice of the overall quality approach the Realty Fund has always utilized. The Fund will continue to invest in higher quality, more predictable companies. We continue to believe that these higher quality names offer the best long-term, predictable growth prospects relative to other lower quality names. It will also continue to be more diversified and not overemphasize any particular property type.

Realty Fund Objective:	Long-Term Capital Growth and Above Average Income

Primary Asset Category:	Real Estate Related Equity Securities

FIXED INCOME FUND	Performance Review — December 31, 2002

$10,000 Initial Investment Since Inception

		Lehman Intermediate Government
	Fixed Income Fund	Corporate Index

1/93	10000	10000
3/93	10413.5	10352.6
6/93	10694.4	10576.2
9/93	11059.9	10814.9
12/93	10954.5	10832.8
3/94	10580.1	10613.1
6/94	10404.7	10549.4
9/94	10418.9	10635.9
12/94	10392	10623.7
3/95	10926.1	11090
6/95	11585.8	11644
9/95	11773.5	11836
12/95	12231.1	12253
3/96	12045.8	12150
6/96	12061.5	12227
9/96	12275.6	12444
12/96	12611.6	12749
3/97	12497.3	12734
6/97	12902.6	13109
9/97	13317.7	13463
12/97	13675.9	13752
3/98	13892.3	13966
6/98	14189.8	14229
9/98	14971.4	14868
12/98	14913.2	14912
3/99	14703.3	14884
6/99	14441.7	14825
9/99	14479.8	14961
12/99	14363.7	14969
3/00	14546.9	15194
6/00	14654.4	15452
9/00	15100.1	15896
12/00	15765	16484
3/01	16264.7	17043
6/01	16274.5	17157
9/01	17073.5	17947
12/01	16778.2	17961
3/02	16685.2	17921
6/02	17357.3	18559
9/02	18218.6	19399
12/02	18483	19728

For periods ending December 31, 2002:

	Average Annual
	Total Returns (a)

	1 Year	5 Years	10 Years (b)

Fixed Income Fund	10.16%	6.15%	6.31%

Lehman Int. G/C Index	9.84%	7.48%	7.08%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Lehman Brothers Intermediate Government/ Corporate Bond Index.

(b) Inception of the Fixed Income Fund was January 4, 1993.

[Quality Allocation]

AAA	51.50
AA	6.60
A	31.00
BBB	11.00
How did the Fixed Income Fund perform relative to the market?

The Fixed Income Fund had a rate of return of 10.16% for the year ended December 31, 2002 compared to a return of 9.84% for the Lehman Intermediate Government/ Credit Index. The continued exceptional returns of the bond market were caused by sharply lower interest rates as investors were driven to the safety of high quality bonds amid economic uncertainty, stock market weakness, corporate scandal, and geopolitical risks. The Fixed Income Fund was also able to outperform the average Lipper Intermediate Bond Fund that had a return of 8.14%. The Fund was able to outperform the Index mainly due to its maturity structure and quality focus. As interest rates fell last year, intermediate maturity yields fell the most and this benefited the Fund’s emphasis on intermediate maturity bonds. Even though risk adverse investors put pressure on corporate bonds, the Fund’s focus on higher quality corporate bonds helped to alleviate much of this difficulty.

The pressure on the investment grade corporate bond market last year was without precedent. The year witnessed the largest bankruptcy in history (WorldCom), the largest number of companies to fall from investment grade status to junk, and a spate of accounting scandals and corporate governance missteps that shook the confidence of corporate investors. Amid the changes to restore investor confidence have been new SEC requirements regarding financial statements and corporate board members, Congress’s creation of a new oversight board for auditors, and the state attorney’s $1.44 billion levy on Wall Street firms for lack of independent research. Over time, the combination of these tighter controls and market pressure should ultimately make the corporate bond market even stronger.

Looking forward into 2003, we believe that the environment will be favorable for the Fixed Income Fund. The Fund’s emphasis on corporate bonds should be beneficial with the improving economic landscape and improved corporate governance. Corporate bonds should outperform other bond sectors as the economy continues to improve. We have also altered the maturity structure of the Fund in an effort to ensure principal stability in a rising interest rate environment.

The Fixed Income Fund maintains its focus on high quality securities. Each security in the Fund is rated investment grade by the credit rating agencies and over 85% of the assets are rated “A” or higher as indicated in the Quality Allocation Chart on this page.

Fixed Income Fund Objective:	Income and Capital Preservation

Primary Asset Category:	Investment-Grade Government/ Corporate Bonds

MUNICIPAL INCOME FUND	Performance Review — December 31, 2002

$10,000 Initial Investment Since Inception

		Lehman Five-Year G.O. Municipal
	Municipal Income Fund	Index

5/16/94	10000	10000
9/94	10133.4	10150.5
12/94	10081.2	10117.5
3/95	10505.6	10527.7
6/95	10713.1	10796.7
9/95	10971.5	11091.8
12/95	11177.8	11295.1
3/96	11152.9	11331.5
6/96	11185.3	11380.7
9/96	11341.6	11567
12/96	11560.8	11819
3/97	11505.1	11800
6/97	11786	12094
9/97	12047	12359
12/97	12281.4	12586
3/98	12382	12733
6/98	12499.1	12862
9/98	12846.4	13216
12/98	12919.4	13322
3/99	12984	13458
6/99	12699	13302
9/99	12789.6	13419
12/99	12759.7	13415
3/00	12936.3	13571
6/00	13114.7	13789
9/00	13389.2	14062
12/00	13841.6	14445
3/01	14165.9	14849
6/01	14236.6	14982
9/01	14624.9	15390
12/01	14529.4	15309
3/02	14586.2	15410
6/02	15128	16032
9/02	15652.2	16570
12/02	15725.6	16686

For periods ending December 31, 2002:

	Average Annual
	Total Returns (a)

	1 Year	5 Years	8.6 Years (b)

Municipal Income Fund	8.23%	5.01%	5.35%

Lehman 5 Yr. G.O. Index	9.00%	5.80%	6.11%

(a) The data represented on this page represents past performance and is not a guarantee of future performance. The value of your shares may fluctuate and be worth more or less than their original cost at the time of redemption. The average annual total return numbers above include changes in the Fund’s or Index’s share price plus reinvestment of any dividends and capital gains. The Fund’s performance is after all fees. The Index does not include any fees. A shareholder cannot invest directly in the Lehman Five-Year General Obligation Municipal Index. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Inception of the Municipal Income Fund was May 16, 1994.

[Quality Allocation]

AAA	65.30
AA	20.50
A	8.60
NR	5.60

How did the Municipal Income Fund perform relative to the market?

The Municipal Income Fund had a rate of return of 8.23% for the year ending December 31, 2002 compared to a return of 9.00% for the Lehman 5-Year General Obligation Index. While the Fund lagged the performance of the Index (mainly due to the fee incurred on the Fund that is not part of the Index), its performance was in line with other intermediate maturity municipal funds as indicated by the average Lipper Intermediate Municipal Fund’s return of 8.22%.

The strong performance of municipals was caused by sharply lower interest rates as investors were driven to the safety of high quality bonds amid economic uncertainty, stock market weakness, corporate scandal, and geopolitical risks. The tax-free benefit of municipal bonds provides even better returns when considering the tax free nature of the bonds. This is illustrated with the following hypothetical: Assuming a tax bracket of 35%, the taxable equivalent return on the Municipal Income Fund would have been 12.66%.

Municipalities took advantage of lower interest rates to refinance outstanding debt (much as homeowners took the opportunity to refinance their mortgages). Issuance of municipal bonds set a new record with $357 billion worth of municipal bonds coming to market in 2002. This increased supply was met with very strong investor demand. The relative safety of municipal bonds was in high demand, particularly in comparison to the declining stock market.

However, the safe reputation for the municipal market is under a bit of pressure currently. Since the onset of recession in 2001, many states and local municipalities are facing the most severe fiscal situations in 50 years as tax revenues decrease. Currently, 20 states carry a negative outlook by at least one of the major rating agencies. It is important to note, however, the credit loss probability for municipal bonds is extremely low and for A-rated or higher municipal bonds is similar to AAA-rated taxable bonds.

To offset this building uncertainty in the market, the credit quality of the Municipal Income Fund remains very high. Over 65% of the securities in the Fund are rated AAA, the highest rating category, with approximately 95% of the assets rated in the highest three rating categories, AAA, AA, and A. These highly rated securities are considered to have adequate to strong protection of principal and interest payments, and should help provide a more stable portfolio in these times of economic uncertainty. Over 99% of the income generated by the Fund is from Ohio municipal bonds, so most of the income earned is exempt from Ohio state income tax in addition to being exempt from federal income taxes.

Municipal Income Fund Objective:	Federally Tax-Free Income and Capital Preservation

Primary Asset Category:	Intermediate-Term Ohio Municipal Bonds

GROWTH FUND	Portfolio of Investments as of December 31, 2002

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Bed Bath & Beyond, Inc.*	24,000	828,000
Harley Davidson, Inc.	16,000	739,200
Home Depot, Inc.	32,000	766,720
Kohls Corporation*	14,000	783,300
Target Corporation	27,000	810,000
Wal-Mart Stores, Inc.	28,000	1,414,280

Total Consumer Discretionary: 13.0%		$5,341,500

Consumer Staples
Coca Cola Company	10,000	438,200
Colgate-Palmolive Company	19,000	996,170
Kraft Foods, Incorporated	14,000	545,020
Pepsico, Incorporated	25,000	1,055,500
Sysco Corporation	30,000	893,700
Walgreen Company	27,000	788,130

Total Consumer Staples: 11.5%		$4,716,720

Energy
ChevronTexaco Corporation	11,500	764,520
Exxon Mobil Corporation	27,782	970,703
Noble Corporation*	13,000	456,950

Total Energy: 5.3%		$2,192,173

Financial Services
American International Group, Inc.	21,000	1,214,850
Bank of New York Co., Inc.	36,000	862,560
Citigroup, Incorporated	29,600	1,041,624
Fannie Mae	12,500	804,125
Fifth Third Bancorp	14,000	819,700
Legg Mason, Inc.	20,000	970,800
Marshall & Ilsley Corporation	29,000	794,020
National Commerce Financial Corp.	35,000	834,750
Traveler’s Property Casualty – A*	1,451	21,257
Traveler’s Property Casualty – B*	2,982	43,686

Total Financial Services: 18.0%		$7,407,372

Health Care
Cardinal Health, Incorporated	14,000	828,660
GlaxoSmithKline PLC**	21,263	796,512
Health Management Assoc., Inc.	47,000	841,300
Johnson & Johnson	13,900	746,569
Medtronic, Incorporated	19,870	906,072
Merck & Company, Inc.	18,000	1,018,980
Pfizer, Incorporated	27,000	825,390

Total Health Care: 14.5%		$5,963,483

Industrials
Cintas Corporation	21,000	960,750
General Electric Company	53,690	1,307,352
Illinois Tool Works	13,000	843,180
Jacobs Engineering Group*	7,000	249,200
L-3 Communications Holdings*	19,000	853,290
Lockheed Martin Corporation	17,000	981,750
Masco Corporation	42,000	884,100

Total Industrials: 14.8%		$6,079,622

Information Technology
Applied Material, Inc.*	25,000	325,750
Cisco Systems, Inc.*	57,600	754,560
EMC Corporation*	33,400	205,076
Intel Corporation	41,000	638,370
Microsoft Corporation*	22,400	1,158,080
Nokia Corporation ADR**	44,000	682,000
Sun Microsystems, Inc.*	68,160	211,978
Texas Instruments, Inc.	29,000	435,290

Total Information Technology: 10.7%		$4,411,104

Materials
Air Products and Chemicals	9,000	384,750
ALCOA	32,000	728,960
DuPont DeNemours & Co.	13,000	551,200

Total Materials: 4.0%		$1,664,910

Telecommunication Services
Alltel Corporation	9,000	459,000
SBC Communications, Inc.	34,000	921,740

Total Telecomm Services: 3.4%		$1,380,740

Utilities
Progress Energy, Inc.	18,000	780,300

Total Utilities: 1.8%		$780,300

Total Common Stocks: 97.0%		$39,937,924
(Common Stock Identified Cost $45,405,220)
Mutual Funds
iShares Biotech Index Fund*	10,000	493,500

Total Mutual Funds: 1.2%		$493,500
(Mutual Fund Identified Cost $729,324)

The accompanying notes are an integral part of the financial statements.

GROWTH FUND	Portfolio of Investments as of December 31, 2002

Common Stocks	Shares	Dollar Value

Cash Equivalents

Federated U.S. Treasury Cash Reserves Money Market Fund 0.84% yield		622,977

Total Cash Equivalents: 1.5%		$622,977
(Cash Equivalents Identified Cost $622,977)

Total Portfolio Value: 99.7%		$41,054,401
(Total Portfolio Identified Cost $46,757,521)

Other Assets Less Liabilities: 0.3%		$102,779

Total Net Assets: 100.0%		$41,157,180

 * Non-income producing security.

** American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2002

Common Stocks	Shares	Dollar Value

Consumer Discretionary
Bed Bath & Beyond, Inc.*	10,000	345,000
Best Buy Company, Inc.*	8,000	193,200
Borgwarner, Inc.	7,000	352,940
Dana Corporation	20,000	235,200
Ethan Allen Interiors, Inc.	36,000	1,237,320
Linens ’N Things, Inc.*	49,000	1,107,400
Mattel, Incorporated	52,000	995,800
Pulte Homes, Incorporated	6,000	287,220
Ross Stores, Inc.	20,000	847,800
Staples, Inc.*	62,500	1,143,750
Starwood Hotels & Resorts	43,000	1,020,820
TJX Companies, Inc.	40,000	780,800
Unifi, Incorporated*	25,000	131,250

Total Consumer Discretionary: 15.7%		$8,678,500

Consumer Staples
Alberto Culver Co. Class B	10,000	504,000
Hormel Foods Corporation	30,000	699,900
Pepsi Bottling Group	36,000	925,200
Performance Food Group Co.*	25,000	849,000
Super Valu Stores, Inc.	30,000	495,300

Total Consumer Staples: 6.3%		$3,473,400

Energy
Devon Energy Corporation	33,000	1,514,700
Noble Corporation*	25,000	878,750
Weatherford International, Inc.*	28,000	1,118,040

Total Energy: 6.4%		$3,511,490

Financial Services
A.G. Edwards, Inc.	25,000	824,000
Boston Properties, Inc.	22,000	810,920
Cullen/ Frost Bankers, Inc.	45,000	1,471,500
FNB Corporation	31,500	867,195
Marshall & Ilsley Corporation	30,000	821,400
National Commerce Financial	68,000	1,621,800
North Fork Bancorp	23,000	776,020
Phoenix Companies, Inc.	85,000	646,000
Radian Group, Inc.	29,000	1,077,350
T. Rowe Price Group	40,000	1,091,200

Total Financial Services: 18.1%		$10,007,385

Health Care
Apogent Technologies, Inc.*	39,500	821,600
Bard (C.R.), Incorporated	6,000	348,000
Barr Laboratories, Inc.*	13,000	846,170
Biomet, Incorporated	33,750	967,275
Express Scripts, Inc. Class A*	8,000	384,320
Forest Labs, Inc. Class A*	6,000	589,320
Genzyme Corporation*	10,000	295,700
Health Management Assoc., A	45,000	805,500
IDEC Pharmaceuticals Corp.*	5,000	165,850
King Pharmaceuticals, Inc.*	24,833	426,879
Medimmune, Inc.*	10,000	271,700
Schering AG-ADR**	7,000	300,300
Techne Corporation*	10,000	285,700

Total Health Care: 11.8%		$6,508,314

Industrials
American Standard Companies*	7,000	497,980
BISYS Group, Inc.*	25,000	397,500
Convergys Corporation*	20,000	303,000
Donaldson Company, Inc.	16,000	576,000
Ingersoll-Rand Company	29,000	1,248,740
Jacobs Engineering Group, Inc.*	26,000	925,600
L-3 Communications Holdings, Inc.*	23,000	1,032,930
Republic Services, Inc. Class A*	62,000	1,300,760
Teleflex Incorporated	12,000	514,680
United Rentals, Inc.*	44,000	473,440

Total Industrials: 13.2%		$7,270,630

Information Technology
Affiliated Computer Services – A*	12,000	631,800
Altera Corporation*	20,000	246,800
Celestica, Inc.*	35,000	493,500
Computer Sciences Corporation*	22,000	757,900
KLA-Tencor Corporation*	8,000	282,960
Lexmark International, Inc.*	15,000	907,500
Novellus Systems, Inc.*	10,000	280,800
RF Micro Devices, Inc.*	25,000	183,250
Rudolph Technologies, Inc.*	32,000	613,120
Scientific Atlanta, Inc.	38,000	450,680
Sungard Data Systems, Inc.*	64,000	1,507,840
Symantec Corporation*	10,000	404,500

Total Information Technology: 12.2%		$6,760,650

The accompanying notes are an integral part of the financial statements.

OPPORTUNITY FUND	Portfolio of Investments as of December 31, 2002

Common Stocks	Shares	Dollar Value

Materials
Ecolab, Incorporated	22,000	1,089,000
Florida Rock Industries, Inc.	10,000	380,500
International Flavors & Fragrances	23,000	807,300
Praxair, Incorporated	7,000	404,390
Valspar Corporation	30,000	1,325,400

Total Materials: 7.3%		$4,006,590

Telecommunication Services
Broadwing, Inc.*	72,000	253,440
CenturyTel, Inc.	13,000	381,940

Total Telecomm. Services: 1.1%		$635,380

Utilities
National Fuel Gas Company	36,000	746,280

Total Utilities: 1.4%		$746,280

Total Common Stocks: 93.5%		$51,598,619
(Common Stock Identified Cost $53,940,254)

Mutual Funds
Ishares S&P Smallcap 600	9,000	877,050

Total Mutual Funds: 1.5%		$877,050
(Mutual Funds Identified Cost $1,037,170)

Real Estate Investment Trusts
Equity Residential Properties Trust	28,000	688,240
Vornado Realty Trust	18,500	688,200

Total Real Estate Investment Trusts: 2.4%		$1,376,440
(Real Estate Investment Trust Identified Cost $1,544,166)

Cash Equivalents
Federated U.S. Treasury Cash Reserves Money Market Fund 0.84% yield		1,446,098

Total Cash Equivalents: 2.6%		$1,446,098
(Cash Equivalents Identified Cost $1,446,098)

Total Portfolio Value: 100.0%		$55,298,207
(Total Portfolio Identified Cost $57,967,688)

Other Assets Less Liabilities		$-36,830

Total Net Assets		$55,261,377

*	Non-income producing security.

**	American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

REALTY FUND	Portfolio of Investments as of December 31, 2002

Common Stocks	Shares	Dollar Value

Apartments
Apartment Investment and Management, Co.	13,345	500,171
Archstone Smith Trust	21,155	497,989
Avalon Bay Communities, Inc.	9,592	375,431
Equity Residential Properties Trust	26,450	650,141
Essex Property Trust, Inc.	8,570	435,784
Home Properties of New York	5,000	172,250
Post Properties, Inc.	12,000	286,800

Total Apartments: 17.9%		$2,918,566
Diversified
Cousins Properties, Inc.	11,400	281,580
Reckson Associates Realty Corp.	12,000	252,600
The Rouse Company	13,500	427,950
Vorando Realty Trust	10,000	372,000

Total Diversified: 8.2%		$1,334,130
Health Care
Health Care Property Investors	5,000	191,500
Healthcare Realty Trust, Inc.	14,000	409,500

Total Health Care: 3.7%		$601,000
Lodging and Hotels
Hilton Hotels Corporation	8,000	101,680
Marriott International, Class A	7,000	230,090
Starwood Hotels & Resorts*	14,660	348,028

Total Lodging and Hotels: 4.2%		$679,798
Materials
Plum Creek Timber Co., Inc.	11,000	259,600

Total Materials: 1.6%		$259,600
Office and Industrial
AMB Property Corporation	13,200	361,152
Arden Realty Group, Inc.	13,000	287,950
Boston Properties, Inc.	15,175	559,350
Mack-Cali Realty Trust	9,795	296,789
Crescent Real Estate Equity Co.	12,900	214,656
Duke Realty Corp.	14,860	378,187
Equity Office Properties	25,980	648,980
First Industrial Realty Trust	13,180	369,040
Highwoods Properties, Inc.	15,000	331,500
Kilroy Realty Corporation	8,345	192,352
Liberty Property Trust	12,130	387,432
Mission West Properties	14,000	138,600
Prologis Trust	18,005	452,826
PS Business Parks, Inc.	6,000	190,800
SL Green Realty Corporation	11,200	353,920

Total Office and Industrial: 31.7%		$5,163,534
Retail
Commercial Net Lease Realty	26,000	398,580
Developers Diversified Realty	21,825	479,932
Federal Realty Investment Trust	8,000	224,960
General Growth Properties	11,735	610,220
Kimco Realty Corporation	10,102	309,525
Macerich Company	11,830	363,773
Mills Corporation	12,000	352,080
Regency Centers Corporation	15,500	502,200
Simon Property Group, Inc.	15,600	531,492
Tanger Factory Outlet Centers	8,500	263,500
Weingarten Realty Investors	8,932	329,234

Total Retail: 26.8%		$4,365,496
Storage
Public Storage, Inc.	12,000	387,720
Shurgard Storage Centers	5,000	156,700

Total Storage: 3.3%		$544,420

Total Common Stocks: 97.4%		$15,866,544
(Common Stock Identified Cost $15,523,934)
Cash Equivalents

Federated U.S. Treasury Cash Reserves Money Market Fund 0.84% yield		328,842

Total Cash Equivalents: 2.0%		$328,842
(Cash Equivalents Identified Cost $328,842)

Total Portfolio Value: 99.4%		$16,195,386
(Total Portfolio Identified Cost $15,852,776)

Other Assets Less Liabilities: 0.6%		$106,623

Total Net Assets: 100.0%		$16,302,009

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2002

Fixed Income Securities – Bonds	Face	Dollar Value

Bank and Finance
American General Finance, 8.125%, 8/15/09	120,000	140,550
American General Finance, 5.750%, 3/15/07	1,000,000	1,078,750
Bank One Corp., 9.875%, 3/01/09	250,000	322,812
Carramerica Realty Corporation, 6.625%, 3/01/05	1,050,000	1,103,812
Comerica Bank Subordinated Note, 6.875%, 3/01/08	250,000	280,625
Crestar Financial Corp., 6.500%, 1/15/08	500,000	560,625
First Union Corp., 7.500%, 7/15/06	200,000	226,250
Firstar Corp., 6.625%, 12/15/06	475,000	532,000
Ford Motor Credit Corporation 7.500%, 1/15/03	1,000,000	1,001,250
Household Finance Corporation, 6.000%, 5/01/04	1,000,000	1,033,750
Mellon Financial Co., 6.700%, 3/01/08	500,000	568,125
Merry Land and Investment Co., 7.250%, 6/15/05	500,000	548,750
NBD Bancorp, 7.125%, 5/15/07	400,000	462,000
PNC Funding Corp., 6.875%, 7/15/07	500,000	556,875
Provident Bank Corp., 6.375%, 1/15/04	500,000	521,875
Regency Centers LP, 7.400%, 4/01/04	500,000	527,500
Salomon Smith Barney, Inc., 5.875%, 3/15/06	1,000,000	1,080,000

Total Bank and Finance: 22.9%		$10,545,549
United States Government Agency Obligations (A)
FHLMC, 5.950%, 1/19/06	400,000	444,043
FHLMC, 6.005%, 12/08/05	200,000	221,845
FNMA, 4.375%, 10/15/06	1,750,000	1,857,188
FNMA, 5.625%, 5/14/04	1,000,000	1,056,581
FNMA, 5.750%, 6/15/05	1,000,000	1,090,437

Total United States Government Agency Obligations: 10.2%		$4,670,094
United States Government Obligations
U.S. Treasury, 5.000%, 8/15/11	1,000,000	1,096,562
U.S. Treasury, 6.125%, 11/15/27	2,000,000	2,336,796
U.S. Treasury, 6.125%, 8/15/07	1,000,000	1,149,922
U.S. Treasury, 7.875%, 11/15/04	500,000	558,340
U.S. Treasury, 10.750%, 8/15/05	500,000	612,910

Total United States Government Obligations: 12.5%		$5,754,530
Industrial
Alberto-Culver Company, 8.250%, 11/01/05	425,000	482,375
ALCOA, Inc., 7.250%, 8/01/05	500,000	560,000
Cardinal Health, 4.450%, 6/30/05	1,000,000	1,050,000
C.R. Bard, Incorporated, 6.700%, 12/01/26	500,000	547,500
Dover Corp., 6.250%, 6/01/08	500,000	560,625
General Electric Capital Corp., 5.000%, 2/15/07	1,000,000	1,057,500
General Electric Capital Corp., 6.000%, 6/15/12	1,000,000	1,080,000
Hertz Corp., 6.250%, 3/15/09	500,000	461,250
Honeywell, Inc., 7.125%, 4/15/08	400,000	462,500
Lowes Companies, Inc.
8.250%, 6/01/10	500,000	618,750
McDonald’s Corp., 5.950%, 1/15/08	425,000	471,750
McKesson Corp., 6.400%, 3/01/08	400,000	429,000
The Tribune Company, 6.875%, 11/01/06	500,000	556,250
Wal-Mart Stores, Inc., 6.375%, 3/01/03	200,000	201,500

Total Industrial: 18.6%		$8,539,000

The accompanying notes are an integral part of the financial statements.

FIXED INCOME FUND	Portfolio of Investments as of December 31, 2002

Fixed Income Securities – Bonds	Face	Dollar Value

United States Government Agency Obligations – Mortgage Backed Securities (A)
FHLMC, 15 Year Gold, 7.000%, 3/01/11	76,991	82,044
FHLMC, 8.000%, 6/01/30	153,064	164,161
FHLMC, CMO Pool 2513 Class VK
5.500%, 9/15/13	1,977,556	2,081,779
FHLMC, CMO Pool 2517 Class VL
5.000%, 5/15/13	1,977,255	2,038,106
FNMA Pool 2001-69 Class KJ, 5.500%, 12/25/16	486,124	490,962
FNMA Series 2001-6 Class AD
5.750%, 11/25/28	1,418,109	1,449,352
FNMA Series 253300, 7.500%, 5/01/20	268,506	286,128
GNMA, 5.500%, 2/15/17	1,058,442	1,106,733
GNMA Pool 2658, 6.500%, 10/20/28	1,322,145	1,380,815
GNMA II Pool 2945, 7.500%, 7/20/30	466,572	497,191
GNMA Pool 780400, 7.000%, 12/15/25	115,420	122,995
GNMA Pool 780420, 7.500%, 8/15/26	72,858	78,004

Total Government Agency Obligations – Mortgage Backed Securities: 21.3%		$9,778,270
Utility
AT & T Corporation., 7.500%, 4/01/04	500,000	513,750
Bellsouth Communications, 5.875%, 1/15/09	500,000	548,750
Consolidated Edison of New York, 8.125%, 5/01/10	400,000	490,000
Florida Power & Light Group Capital, 7.375%, 6/01/09	500,000	553,750
GTE Corp., 7.510%, 4/01/09	600,000	681,750
Midwest Power Corporation, 7.000%, 2/15/05	200,000	217,500
National Rural Utilities, 5.700%, 1/15/10	500,000	545,625
Virginia Electric Company, 8.000%, 3/01/04	500,000	530,625

Total Utility: 8.9%		$4,081,750

Total Fixed Income – Bonds: 94.4%		$43,369,193
(Fixed Income Identified Cost $40,537,383)

Cash Equivalents

Federated U.S. Treasury Cash Reserves Money Market Fund 0.84% yield		2,112,150

Total Cash Equivalents: 4.6%		$2,112,150
(Cash Equivalents Identified Cost $2,112,150)

Total Portfolio Value: 99.0%		$45,481,343
(Total Portfolio Identified Cost $42,649,533)

Other Assets Less Liabilities: 1.0%		$484,476

Total Net Assets: 100.0%		$45,965,819

(A) Abbreviations:

FHLB:	Federal Home Loan Bank

FHLMC:	Federal Home Loan Mortgage Corporation

FNMA:	Federal National Mortgage Association

GNMA:	Government National Mortgage Association

TVA:	Tennessee Valley Authority

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2002

Municipal Income		Dollar
Securities – Bonds	Face	Value

General Obligation – City
Akron, OH, 5.000%, 12/01/03	400,000	413,568
Akron, OH, 5.000%, 12/01/05	100,000	109,306
Columbus, OH, 12.375%, 2/15/07	25,000	34,812
Columbus, OH, Series 2, 5.000%, 6/15/10	100,000	111,215
Columbus, OH, Tax Increment Financing, (AMBAC Insured), 4.900%, 12/01/11	150,000	163,142
Dayton, OH, General Obligation (AMBAC Insured), 4.450%, 12/01/12	100,000	105,814
Dayton, OH, 7.625%, 12/01/06	100,000	120,097
Deerfield Township, OH, (MBIA Insured), 4.750%, 12/01/10	100,000	110,179
Forest Hills, OH, 4.900%, 12/01/04	100,000	106,528
Loveland, OH, (AMBAC Insured), 4.900%, 12/01/08	100,000	110,497
Vandalia, OH, 4.800%, 12/01/03	75,000	77,402
Warder Library, OH, 6.250%, 12/01/03	135,000	141,014
Washington Township, OH, 4.650%, 12/01/05	75,000	80,665
Westlake, OH, 4.900%, 12/01/04	50,000	53,391
Youngstown, OH, (AMBAC Insured), 5.100%, 12/01/11	100,000	112,183

Total General Obligation – City: 19.6%		$1,849,813

General Obligation – County
Belmont County, OH (MBIA Insured), 4.500%, 12/01/11	155,000	165,644
Belmont County, OH (MBIA Insured), 5.100%, 12/01/05	50,000	54,780
Delaware County, OH, 5.250%, 12/01/06	50,000	55,092
Hocking County, OH, 4.900%, 12/01/06	50,000	54,630
Knox County, OH, 4.750%, 12/01/09	60,000	65,523
Portage County, OH, (MBIA Insured), 5.150%, 12/01/07	75,000	84,465
Trumbull County, OH, (AMBAC Insured), 5.250%, 12/01/05	50,000	54,991

Total General Obligation – County: 5.7%		$535,125

General Obligation – State
Ohio State Unlimited Common School Facilities, 4.500%, 6/15/17	100,000	101,965

Total General Obligation – State: 1.1%		$101,965

Higher Education
Bowling Green State University, (FGIC Insured), 5.000%, 6/01/08	155,000	172,943
Ohio State Higher Education Facilities, Denison University, 4.900%, 11/01/05	75,000	81,491
Ohio State Higher Education Facilities, OH Northern University Project, Insured, 5.600%, 5/01/13	100,000	103,206
University of Cincinnati, Ohio General Receipts, 4.750%, 6/01/06	50,000	54,656

Total Higher Education: 4.4%		$412,296

Hospital/ Health
Franklin County, OH, Children’s Hospital Project, 5.200%, 11/01/04	50,000	52,881
Franklin County, OH, Series 1980 (Grant Hospital) (Prerefunded), 10.250%, 12/01/13	65,000	67,358
Hamilton County, OH, Hospital Children’s Hospital Medical Center, (MBIA Insured), 5.250%, 5/15/10	100,000	111,516
Hamilton County, OH, Hospital Facility Revenue, Children’s Hospital, (FGIC Insured), 5.000%, 5/15/06	50,000	54,831
Hamilton County, OH, Twin Towers Health Care Facility, 5.250%, 10/01/09	100,000	106,414
Lorain County, OH, Hospital Facility Revenue, Catholic Healthcare Partners, (MBIA Insured), 6.000%, 9/01/07	50,000	57,625
Lorain County, OH, Revenue Bond, Catholic Healthcare Partners Project (AMBAC Insured), 5.200%, 09/01/10	100,000	111,828

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2002

Municipal Income		Dollar
Securities – Bonds	Face	Value

Hospital/ Health, continued
Montgomery County, OH Hospital (Prerefunded), 5.500%, 12/01/10	100,000	114,942
Warren County, OH, Hospital (Prerefunded), 7.300%, 11/15/14	250,000	268,153

Total Hospital/ Health: 10.0%		$945,548

Revenue Bonds – Electric
Weatherford, TX Utility System Revenue, (MBIA Insured), 5.100%, 9/01/03	50,000	51,277

Total Revenue Bonds – Electric: 0.5%		$51,277

Revenue Bonds – Transportation
Butler County, OH, Transportation Improvement, (FSA Insured), 5.500%, 4/01/09	100,000	114,506
Ohio State Turnpike Revenue, (Prerefunded), 5.500%, 2/15/26	110,000	124,365
Ohio State Turnpike Revenue, (Prerefunded), 5.750%, 2/15/24	125,000	133,709

Total Revenue Bond – Transportation: 3.9%		$372,580

Revenue Bonds – Water and Sewer
Akron, OH, Sewer System, (MBIA Insured), 5.500% 12/01/07	50,000	56,396
Butler, OH, Waterworks System, (FSA Insured), 4.400% 12/01/10	100,000	107,668
Cleveland, OH, Waterworks First, Mortgage, Series G (MBIA Insured), 5.250%, 1/01/04	50,000	51,994
Cleveland, OH, Waterworks Revenue, Series I (FSA Insured), 5.250%, 1/01/10	100,000	110,302
Columbus, OH, Water and Sewer, 5.000%, 11/01/06	100,000	110,704
East Muskingum, OH Water District, Water Resource Revenue, (AMBAC Insured), 4.500%, 12/01/12	200,000	214,972
Gulf Coast, TX, Waste Disposal Project, 8.375%, 6/01/05	100,000	115,931
Lorain, OH, Water System, (AMBAC Insured), 4.750%, 4/01/04	50,000	52,108
Montgomery County, OH, Solid Waste, (MBIA Insured), 5.125%, 11/01/08	50,000	54,225
Nashville and Davidson, TN 7.700%, 01/01/12	25,000	31,616
Northeast OH, Reg’l Sewer District (AMBAC Insured), 5.500%, 11/15/12	100,000	110,030
Ohio State Water Development 5.500%, 12/01/06	250,000	282,488
Southwest OH, Reg’l Water District (MBIA Insured), 5.250%, 12/01/05	50,000	54,991
Warren County, OH Water and Sewer Line Extension, Special Assessment Bonds, 5.500%, 12/01/03	50,000	51,920

Total Revenue Bond – Water & Sewer: 14.9%		$1,405,345

School District
Beavercreek, OH, Special Obligation Tax Anticipation Note, 4.250%, 12/01/06	100,000	105,323
Columbus, OH, Linden Elementary Construction (FSA Insured), 5.500%, 12/01/21	100,000	107,596
Euclid, OH (FSA Insured), 5.500%, 12/01/03	135,000	140,183
Fairfield, OH, (FGIC Insured) 0.000%, 12/01/11*	100,000	70,654
Gallia County, OH, 5.000%, 3/01/03	25,000	25,131
Gallia County, OH, 5.000%, 3/01/04	25,000	25,984
Green Local, OH, (AMBAC Insured) Insured, 4.600%, 12/01/11	100,000	106,251
Indiana Valley, OH, (AMBAC Insured), 5.500%, 12/01/06	50,000	55,915
Kings Local, OH, 6.400%, 12/01/13	150,000	184,959
Lakota, OH, 6.250%, 12/01/14	100,000	113,014
Louisville Local, OH, (FGIC Insured) 0.000%, 12/01/05*	200,000	187,746
Loveland, OH, School General Obligation, 4.400%, 12/01/08	100,000	108,070
Mason, OH, 4.000%, 12/01/06	200,000	214,320
Northwestern, OH, 4.650%, 12/01/06	105,000	113,750
Southwestern City, OH, Franklin and Pickaway County, 6.250%, 12/01/05	50,000	51,929

The accompanying notes are an integral part of the financial statements.

MUNICIPAL INCOME FUND	Portfolio of Investments as of December 31, 2002

Municipal Income		Dollar
Securities – Bonds	Face	Value

School District, continued
Sycamore, OH, Community (AMBAC Insured), 4.600%, 12/01/11	100,000	105,802
Sycamore, OH, Community Unlimited, 5.375%, 12/01/13	100,000	114,208
West Geauga, OH, (AMBAC Insured), 5.450%, 11/01/04	50,000	53,718
Westlake, OH, 4.850%, 12/01/03	100,000	103,257

Total School District: 21.0%		$1,987,810

State Agency
Ohio State Building Authority, Adult Correctional-Series A, 5.500%, 10/01/10	100,000	114,123
Ohio State Building Authority, (AMBAC Insured), 5.375%, 10/01/11	150,000	162,825
Ohio State Building Authority, Juvenile Correction Facilities, 4.375%, 10/01/12	100,000	104,965
Ohio State Building Authority, 9.750%, 10/01/05	75,000	90,980
Ohio State Building Authority, Ohio Center For The Arts, 5.450%, 10/01/07	100,000	113,353
Ohio State Building Authority, Toledo Government Center, 9.750%, 10/01/05	200,000	242,614
Ohio State Housing Finance Authority (GNMA) Collateral, 5.100%, 9/01/17	300,000	304,041
State of Ohio Parks and Recreation Bonds, 4.350%, 12/01/11	100,000	105,696
Ohio State Elementary and Secondary Education, (FSA Insured), 5.000%, 12/01/07	100,000	111,929
Ohio State Public Facilities Commission, (MBIA Insured), 4.700%, 06/01/11	100,000	110,945

Total State Agency: 15.5%		$1,461,471

Total Fixed Income – Municipal Bonds: 96.6%		$9,123,230
(Municipal Bonds Identified Cost $8,607,430)

Cash Equivalents
Federated Ohio Municipal Cash Trust 1.25% yield		267,386

Total Cash Equivalents: 2.8%		$267,386
(Cash Identified Cost $267,386)

Total Portfolio Value: 99.4%		$9,390,616
(Total Portfolio Identified Cost $8,874,816)

Other Assets Less Liabilities: 0.6%		$62,212

Total Net Assets: 100.0%		$9,452,828

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Assets:
Investment Securities at Market Value*	$41,054,401	$55,298,207	$16,195,386	$45,481,343	$9,390,616
Dividends and Interest Receivable	$54,151	$109,160	$119,188	$517,192	$67,448
Fund Shares Sold Receivable	$85,740	$6,784	$550	$1,913	$0

Total Assets	$41,194,292	$55,414,151	$16,315,124	$46,000,448	$9,458,064

Liabilities:
Accrued Management Fees	$33,898	$45,574	$13,115	$32,817	$5,236
Fund Shares Redeemed Payable	$3,214	$107,200	$0	$1,812	$0

Total Liabilities	$37,112	$152,774	$13,115	$34,629	$5,236

Net Assets	$41,157,180	$55,261,377	$16,302,009	$45,965,819	$9,452,828

Net Assets Consist of:
Paid in Capital (see accompanying note #2)	$50,041,524	$62,429,503	$16,966,426	$43,839,626	$8,939,671
Accumulated Undistributed Net Investment Income (Loss)	$0	$0	$0	$10,842	$0
Accumulated Undistributed Net Realized Gain (Loss) from Security Transactions	$(3,181,224)	$(4,498,645)	$(1,007,027)	$(716,459)	$(2,643)
Net Unrealized Gain (Loss) on Investments	$(5,703,120)	$(2,669,481)	$342,610	$2,831,810	$515,800

Net Assets	$41,157,180	$55,261,377	$16,302,009	$45,965,819	$9,452,828

Shares Outstanding	2,224,133	2,470,606	1,287,158	2,797,708	569,245

Offering, Redemption and Net Asset Value Per Share	$18.50	$22.37	$12.67	$16.43	$16.61

*Identified Cost of Securities	$46,757,521	$57,967,688	$15,852,776	$42,649,533	$8,874,816

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2002

STATEMENT OF OPERATIONS

	Stock Funds			Bond Funds

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

	12/31/02	12/31/02	12/31/02	12/31/02	12/31/02

Investment Income:
Interest	$44,956	$52,611	$8,470	$2,318,947	$384,375
Dividends	$535,543	$667,532	$841,712	$0	$0

Total Investment Income	$580,499	$720,143	$850,182	$2,318,947	$384,375

Expenses:
Gross Management Fee	$462,608	$635,679	$141,000	$427,038	$90,054
Management Fee Waiver (See accompanying note #3)	$(23,130)	$(31,784)	$(7,050)	$(64,056)	$(31,519)

Total Expenses	$439,478	$603,895	$133,950	$362,982	$58,535

Net Investment Income (Loss)	$141,021	$116,248	$716,232	$1,955,965	$325,840

Realized and Unrealized Gains (Losses):
Net Realized Gain (Loss) from Security Transactions	$(2,622,476)	$(3,868,509)	$(423,287)	$284,631	$(2,398)
Net Realized Gain (Loss) from Mutual Funds	$0	$(276,840)	$0	$0	$0
Net Unrealized Gain (Loss) on Investments	$(12,674,555)	$(11,460,177)	$(40,409)	$1,935,138	$375,457

Net Gain (Loss) on Investments	$(15,297,031)	$(15,605,526)	$(463,696)	$2,219,769	$373,059

Net Increase (Decrease) in Assets from Operations	$(15,156,010)	$(15,489,278)	$252,536	$4,175,734	$698,899

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2002

STATEMENT OF CHANGES IN NET ASSETS

	Stock Funds

	Growth Fund		Opportunity Fund		Realty Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/02	12/31/01	12/31/02	12/31/01	12/31/02	12/31/01

Operations:
Net Investment Income	$141,021	$20,562	$116,248	$(77,453)	$716,232	$446,082
Net Realized Gain (Loss) from Security Transactions	$(2,622,476)	$(84,431)	$(4,145,349)	$(353,297)	$(423,287)	$(180,838)
Net Unrealized Gain (Loss) on Investments	$(12,674,555)	$(7,097,411)	$(11,460,177)	$(11,590,256)	$(40,409)	$157,208

Net Increase (Decrease) in Assets from Operations	$(15,156,010)	$(7,161,280)	$(15,489,278)	$(12,021,006)	$252,536	$422,452

Distributions to Shareholders:
Net Investment Income	$(143,106)	$(33,262)	$(119,022)	$0	$(717,059)	$(446,040)
Net Realized Gain from Security Transactions	$0	$0	$0	$0	$0	$0

Net (Decrease) in Assets from Distributions	$(143,106)	$(33,262)	$(119,022)	$0	$(717,059)	$(446,040)

Capital Share Transactions:
Proceeds From Sale of Shares	$9,085,455	$7,740,893	$9,011,376	$10,116,427	$8,360,177	$981,325
Net Asset Value of Shares Issued on Reinvestment of Distributions	$113,901	$26,460	$38,803	$0	$123,539	$82,363
Cost of Shares Redeemed	$(5,231,476)	$(4,057,252)	$(7,003,182)	$(4,786,385)	$(973,541)	$(252,465)

Net Increase in Assets from Capital Share Transactions	$3,967,880	$3,710,101	$2,046,997	$5,330,042	$7,510,175	$811,223

Net Change in Net Assets	$(11,331,236)	$(3,484,441)	$(13,561,303)	$(6,690,964)	$7,045,652	$787,635

Net Assets at Beginning of Period	$52,488,416	$55,972,857	$68,822,680	$75,513,644	$9,256,357	$8,468,722

Net Assets at End of Period	$41,157,180	$52,488,416	$55,261,377	$68,822,680	$16,302,009	$9,256,357

The accompanying notes are an integral part of the financial statements.

JOHNSON MUTUAL FUNDS	December 31, 2002

STATEMENT OF CHANGES IN NET ASSETS

	Bond Funds

	Fixed Income Fund		Municipal Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/02	12/31/01	12/31/02	12/31/01

Operations:
Net Investment Income	$1,955,965	$1,905,031	$325,840	$278,834
Net Realized Gain (Loss) from Security Transactions	$284,631	$(435,604)	$(2,398)	$(246)
Net Unrealized Gain (Loss) on Investments	$1,935,138	$589,830	$375,457	$18,168

Net Increase (Decrease) in Assets from Operations	$4,175,734	$2,059,257	$698,899	$296,756

Distributions to Shareholders:
Net Investment Income	$(1,945,162)	$(1,904,931)	$(324,026)	$(278,917)

Net (Decrease) in Assets from Distributions	$(1,945,162)	$(1,904,931)	$(324,026)	$(278,917)

Capital Share Transactions:
Proceeds From Sale of Shares	$11,421,398	$9,378,923	$1,953,000	$2,834,291
Net Asset Value of Shares Issued on Reinvestment of Dividends/ Gains	$884,875	$949,582	$39,817	$42,637
Cost of Shares Redeemed	$(8,094,818)	$(5,489,363)	$(793,803)	$(1,076,990)

Net Increase in Assets from Capital Share Transactions	$4,211,455	$4,839,142	$1,199,014	$1,799,938

Net Change in Net Assets	$6,442,027	$4,993,468	$1,573,887	$1,817,777

Net Assets at Beginning of Period	$39,523,792	$34,530,324	$7,878,941	$6,061,164

Net Assets at End of Period	$45,965,819	$39,523,792	$9,452,828	$7,878,941

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS	GROWTH FUND

Selected Data for a Share Outstanding Throughout the Period for the Growth Fund:

	Year Ended December 31

	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$25.58	$29.28	$33.86	$30.98	$25.38

Operations:
Net Investment Income	$0.07	$0.02	$0.02	$0.02	$0.05
Net Gains (Losses) on Securities (Realized & Unrealized)	$(7.08)	$(3.70)	$(4.58)	$3.48	$7.32

Total Operations	$(7.02)	$(3.68)	$(4.56)	$3.50	$7.37

Distributions:
Dividends from Net Investment Income	$(0.07)	$(0.02)	$(0.02)	$(0.02)	$(0.05)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.60)	$(1.72)

Total Distributions	$(0.07)	$(0.02)	$(0.02)	$(0.62)	$(1.77)

Net Asset Value End of Period	$18.50	$25.58	$29.28	$33.86	$30.98

Total Return	(27.42)%	(12.58)%	(13.47)%	11.31%	29.10%

Net Assets, End of Period (Millions)	$41.16	$52.49	$55.97	$62.02	$48.39

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of Net Income to Average Net Assets	0.30%	0.04%	0.06%	0.07%	0.19%

Portfolio Turnover Rate	49.39%	37.08%	32.03%	29.84%	39.71%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 12/31/02, assuming no waiver of management fee expenses, the Growth Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.25%. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	OPPORTUNITY FUND

Selected Data for a Share Outstanding Throughout the Period for the Opportunity Fund:

	Year Ended December 31

	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$28.53	$33.63	$33.40	$31.10	$26.44

Operations:
Net Investment Income	$0.05	$(0.03)	$(0.06)	$(0.02)	$(0.02)
Net Gains (Losses) on Securities (Realized & Unrealized)	$(6.16)	$(5.07)	$2.22	$3.94	$5.02

Total Operations	$(6.11)	$(5.10)	$2.16	$3.92	$5.00

Distributions:
Dividends from Net Investment Income	$(0.05)	$0.00	$0.00	$0.00	$0.00
Distributions from Net Realized Capital Gains	$0.00	$0.00	$(1.93)	$(1.62)	$(0.34)

Total Distributions	$(0.05)	$0.00	$(1.93)	$(1.62)	$(0.34)

Net Asset Value End of Period	$22.37	$28.53	$33.63	$33.40	$31.10

Total Return	(21.42)%	(15.17)%	6.34%	12.65%	18.93%

Net Assets, End of Period (Millions)	$55.26	$68.82	$75.51	$62.78	$48.21

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.95%

Ratio of Net Income to Average Net Assets	0.18%	(0.11)%	(0.19)%	(0.08)%	(0.06)%

Portfolio Turnover Rate	61.32%	46.30%	34.06%	40.71%	41.46%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 12/31/02, assuming no waiver of management fee expenses, the Opportunity Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 0.13%. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	REALTY FUND

Selected Data for a Share Outstanding Throughout the Period for the Realty Fund:

	Year Ended December 31

	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$12.83	$12.88	$10.72	$11.54	$15.00

Operations:
Net Investment Income	$0.63	$0.64	$0.61	$0.54	$0.61
Net Return of Capital	$0.00	$0.05	$0.05	$0.11	$0.12
Net Gains (Losses) on Securities (Realized & Unrealized)	$(0.16)	$(0.10)	$2.11	$(0.93)	$(3.46)

Total Operations	$0.47	$0.59	$2.77	$(0.28)	$(2.73)

Distributions:
Dividends from Net Investment Income	$(0.63)	$(0.64)	$(0.61)	$(0.54)	$(0.61)
Distributions from Return of Capital	$0.00	$0.00	$0.00	$0.00	$(0.12)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$0.00	$0.00

Total Distributions	$(0.63)	$(0.64)	$(0.61)	$(0.54)	$(0.73)

Net Asset Value End of Period	$12.67	$12.83	$12.88	$10.72	$11.54

Total Return	3.50%	4.75%	26.22%	(2.47)%	(18.56)%

Net Assets, End of Period (Millions)	$16.30	$9.26	$8.47	$5.86	$5.10

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95%	0.95%	0.48%

Ratio of Net Income to Average Net Assets	5.10%	5.10%	5.30%	4.93%	5.17%

Portfolio Turnover Rate	11.77%	7.36%	0.86%	11.21%	12.07%

(1)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.95%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 12/31/02, assuming no waiver of management fee expenses, the Realty Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 5.05%. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	FIXED INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Fixed Income Fund:

	Year Ended December 31

	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$15.60	$15.48	$14.93	$16.36	$15.84

Operations:
Net Investment Income	$0.72	$0.82	$0.86	$0.81	$0.86
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.83	$0.12	$0.55	$(1.41)	$0.55

Total Operations	$1.55	$0.94	$1.41	$(0.60)	$1.41

Distributions:
Dividends from Net Investment Income	$(0.72)	$(0.82)	$(0.86)	$(0.81)	$(0.86)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.02)	$(0.03)

Total Distributions	$(0.72)	$(0.82)	$(0.86)	$(0.83)	$(0.89)

Net Asset Value End of Period	$16.43	$15.60	$15.48	$14.93	$16.36

Total Return	10.16%	6.11%	9.76%	(3.68)%	9.05%

Net Assets, End of Period (Millions)	$45.97	$39.52	$34.53	$30.37	$24.00

Ratios after Fee Waivers: (1)

Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%	0.85%

Ratio of Net Income to Average Net Assets	4.59%	5.19%	5.77%	5.45%	5.40%

Portfolio Turnover Rate	32.03%	22.72%	29.16%	13.66%	24.89%

(1)	The Adviser waived the maximum 1.0% management fee to sustain a fee of 0.85%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 12/31/02, assuming no waiver of management fee expenses, the Fixed Income Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 4.44%. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS	MUNICIPAL INCOME FUND

Selected Data for a Share Outstanding Throughout the Period for the Municipal Income Fund:

	Year Ended December 31

	2002	2001	2000	1999	1998

Net Asset Value Beginning of Period	$15.90	$15.79	$15.18	$15.99	$15.88

Operations:
Net Investment Income	$0.58	$0.63	$0.65	$0.60	$0.64
Net Gains (Losses) on Securities (Realized & Unrealized)	$0.71	$0.10	$0.61	$(0.80)	$0.18

Total Operations	$1.29	$0.73	$1.26	$(0.20)	$0.82

Distributions:
Dividends from Net Investment Income (1)	$(0.58)	$(0.62)	$(0.65)	$(0.60)	$(0.64)
Distributions from Net Realized Capital Gains	$0.00	$0.00	$0.00	$(0.01)	$(0.07)

Total Distributions	$(0.58)	$(0.62)	$(0.65)	$(0.61)	$(0.71)

Net Asset Value End of Period	$16.61	$15.90	$15.79	$15.18	$15.99

Total Return	8.23%	4.66%	8.48%	(1.24)%	5.19%

Net Assets, End of Period (Millions)	$9.45	$7.88	$6.06	$5.15	$3.93

Ratios after Fee Waivers: (2)

Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%	0.65%

Ratio of Net Income to Average Net Assets	3.64%	3.97%	4.30%	4.03%	4.01%

Portfolio Turnover Rate	3.01%	5.57%	0.00%	8.44%	20.70%

(1)	All distributions are Federally tax exempt.

(2)	The Adviser waived the 1.0% maximum management fee to sustain a fee of 0.65%. The Adviser intends this fee waiver to be permanent, although the Adviser retains the right to remove the waiver after April 30, 2005. As of 12/31/02, assuming no waiver of management fee expenses, the Municipal Income Fund ratios would have been: Expenses to Average Net Assets: 1.00% and Net Income to Average Net Assets: 3.29%. (See accompanying note #3)

The accompanying notes are an integral part of the financial statements.

NOTES TO THE FINANCIAL STATEMENTS

1) Organization:

The Growth Fund, Fixed Income Fund, Opportunity Fund, Realty Fund and the Municipal Income Fund are each series of the Johnson Mutual Funds Trust and are registered under the Investment Company Act of 1940, as amended, as no-load, open-end investment companies. The Johnson Mutual Funds Trust was established as an Ohio business trust under Declaration of Trust dated September 30, 1992. The Growth and Fixed Income Funds began offering their shares publicly on January 4, 1993. The Opportunity and Municipal Income Funds began offering their shares publicly on May 16, 1994. The Realty Fund began offering its shares publicly on January 2, 1998. The Funds’ Adviser is Johnson Investment Counsel, Inc. (the “Adviser”).

The investment objective of the Growth Fund is long term capital growth. The investment objective of the Opportunity Fund is long term capital growth. The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital. The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital. The investment objective of the Realty Fund is above average income and long term capital growth. The Realty Fund invests primarily in real estate related equity securities.

2) Summary of Significant Accounting Policies:

Security Valuation and Transactions:

The investments in securities are carried at market value. The prices (net asset values) of the shares of each Fund are determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Investment Income and Realized Capital Gains and Losses on Investment Securities:

Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend and interest income are recorded net of foreign taxes. Gains and losses on sales of investments are calculated using the specific identification method.

Income Taxes:

It is the Funds’ policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Funds’ policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains to comply with the special provisions of the Internal Revenue Code available to registered investment companies. Accordingly, no tax provision is required.

NOTES TO THE FINANCIAL STATEMENTS

2) Summary of Significant Accounting Policies, continued:

Distributions:

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to realized gains and/or paid-in-capital.

3) Investment Advisory Agreements:

The investment advisory agreements provide that Johnson Investment Counsel, Inc. (the Adviser) will pay all of the Funds’ operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Growth Fund, Opportunity Fund and Realty Fund paid the Adviser a management fee at the annual rate of 0.95% of each Funds’ average daily net assets, which was accrued daily and paid monthly. The Fixed Income Fund paid the Adviser a management fee at the annual rate of 0.85% of the Fund’s average daily net assets, and the Municipal Income Fund paid the Adviser a management fee at the annual rate of 0.65% of the Fund’s average daily net assets, both of which are accrued daily and paid monthly.

The Adviser received management fees for the period January 1 - December 31, 2002 as indicated below. These fees are after the Adviser waived part of the management fees on each of the Funds from the maximum of 1.00% to the effective fee ratios listed below. The Adviser intends the fee waivers to be permanent, although the Adviser has the right to remove these fee waivers any time after April 30, 2005.

		Fee	Effective	Management
Fund	Fee	Waiver	Fee Ratio	Fee

Growth Fund	1.00%	0.05%	0.95%	$439,478
Opportunity Fund	1.00%	0.05%	0.95%	$603,895
Realty Fund	1.00%	0.05%	0.95%	$133,950
Fixed Income Fund	1.00%	0.15%	0.85%	$362,982
Municipal Income Fund	1.00%	0.35%	0.65%	$58,535

The above description applies to the investment advisory agreements in effect prior to December 18, 2001, as well as those in effect on or after that date. On December 18, 2001, the shareholders approved new agreements between the Adviser and the respective Funds after the acquisition of the assets of the Johnson Investment Counsel, Inc. by a corporation formed by a group of its employees. The new agreements are identical in all material aspects to the old agreements, with the exception of the dates of execution, effectiveness and termination.

4) Related Party Transactions:

All officers and one trustee of the Johnson Mutual Funds Trust are employees of Johnson Investment Counsel, Inc., the Adviser. There are three independent Trustees. Each of the three independent Trustees received compensation during the 12 months ending December 31, 2002 of $6,000 for his responsibilities as trustee and has received no additional compensation from the Trust. Total compensation for the Trustees, as a group, was $18,000 for the period and as a group they received no additional compensation from the Trust. The Trust consists of eight Funds: Johnson Growth Fund, Johnson Opportunity Fund, Johnson Realty Fund, Johnson Fixed Income Fund, Johnson Municipal Income Fund, JIC Institutional Bond Fund I, JIC Institutional Bond Fund II, and JIC Institutional Bond Fund III.

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2002, Johnson Investment Counsel, Inc., and entities that the Adviser could be deemed to control or have discretion over, owned in aggregate more than 25% of the Growth Fund, Opportunity Fund, Realty Fund, Fixed Income Fund, and the Municipal Income Fund.

Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser. Johnson Financial, Inc. provides transfer agency, fund accounting, and administration services to the Funds. These services are paid for by the Adviser.

NOTES TO THE FINANCIAL STATEMENTS

5) Purchases and Sales of Securities:

During the 12 months ended December 31, 2002, purchases and sales of investment securities aggregated:

	Investment Securities Other Than
	Short Term Investments and
	U.S. Government Obligations		U.S. Government Obligations

Fund	Purchases	Sales	Purchases	Sales

Growth Fund	$27,782,833	$21,429,063	$0	$0
Opportunity Fund	$40,808,458	$36,828,456	$0	$0
Realty Fund	$9,193,838	$1,599,359	$0	$0
Fixed Income Fund	$6,861,735	$5,818,931	$11,965,941	$6,967,251
Municipal Income Fund	$1,744,468	$257,100	$0	$0

6) Capital Share Transactions:

As of December 31, 2002, there were an unlimited number of capital shares authorized. Each Fund records purchases of its capital shares at the daily net asset value next determined after receipt of a shareholder’s check or wire and application in proper form. Redemptions are recorded at the net asset value next determined following receipt of a shareholder’s written or telephone request in proper form.

Capital Share Transactions for the Period January 1 — December 31, 2002:

				Fixed	Municipal
	Growth	Opportunity	Realty	Income	Income
	Fund	Fund	Fund	Fund	Fund

Shares Sold to Investors	453,424	360,908	630,808	760,751	119,752
Shares Issued on Reinvestment Dividends	6,154	1,781	9,359	55,243	2,433

Subtotal	459,578	362,689	640,167	815,994	122,185
Shares Redeemed	(287,319)	(304,097)	(74,749)	(552,349)	(48,471)

Net Increase/ Decrease During Period	172,259	58,592	565,418	263,645	73,714

Shares Outstanding:
December 31, 2001 (Beginning of Period)	2,051,874	2,412,014	721,740	2,534,063	495,531

December 31, 2002 (End of Period)	2,224,133	2,470,606	1,287,158	2,797,708	569,245

7) Security Transactions:

For Federal income tax purposes, the cost of investments owned on December 31, 2002, for the Growth Fund, Realty Fund, Fixed Income Fund and Municipal Income Fund, were the same as identified cost. The difference between book and tax cost for the Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS

7) Security Transactions, continued:

consisted of was sales of $30,491. As of December 31, 2002 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

			Net
			Appreciation
Fund	Appreciation	(Depreciation)	(Depreciation)

Growth Fund	$3,448,455	$(9,151,575)	$(5,703,120)
Opportunity Fund	$6,015,946	$(8,715,918)	$(2,699,972)
Realty Fund	$1,265,465	$(922,855)	$342,610
Fixed Income Fund	$2,853,255	$(21,445)	$2,831,810
Municipal Income Fund	$528,129	$(12,329)	$515,800

8) Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9) Net Investment Income and Net Realized Capital Losses:

As of December 31, 2002, the net investment income of the Realty Fund includes estimated return of capital.

As of December 31, 2002, the Growth Fund had accumulated net realized capital loss carryovers of ($474,319) expiring in 2008, (84,431) expiring in 2009 and ($2,622,476) expiring in 2010. To the extent that the Growth Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the Opportunity Fund had accumulated net realized capital loss carryovers of ($353,297) expiring in 2009 and ($4,114,858) expiring 2010. To the extent that the Opportunity Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers. The difference between book and tax losses consists of wash sales of $30,491.

As of December 31, 2002, the Realty Fund had accumulated net realized capital loss carryovers of ($99,788) expiring in 2006, ($232,203) expiring in 2007, ($70,911) expiring in 2008, ($180,838) expiring in 2009 and ($423,287) expiring in 2010. To the extent that the Realty Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the Fixed Income Fund had accumulated net realized capital loss carryovers of ($280,857) expiring in 2008 and (435,604) expiring in 2009. To the extent that the Fixed Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

As of December 31, 2002, the Municipal Income Fund had accumulated net realized capital loss carryovers of ($246) expiring in 2009 and ($2,398) expiring in 2010. To the extent that the Municipal Income Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryovers.

NOTES TO THE FINANCIAL STATEMENTS

10)	Distributions to Shareholders:

Johnson Growth Fund

     The tax character of distributions paid are as follows:

	2002	2001

Distribution paid from:
Undistributed Ordinary Income	143,106	33,262
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	143,106	33,262

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(14,087)
Undistributed Long-Term Capital Gain/(Loss)	(3,181,224)
Unrealized Appreciation/(Depreciation)	(5,703,120)

Total distributable earnings on a tax basis	(8,898,431)

    Johnson Opportunity Fund

     The tax character of distributions paid are as follows:

	2002	2001

Distribution paid from:
Undistributed Ordinary Income	119,022	0
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	119,022	0

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(2,774)
Undistributed Long-Term Capital Gain/(Loss)	(4,468,154)
Unrealized Appreciation/(Depreciation)	(2,699,972)

Total distributable earnings on a tax basis	(7,170,900)

    Johnson Realty Fund

     The tax character of distributions paid are as follows:

	2002	2001

Distribution paid from:
Undistributed Ordinary Income	717,059	446,040
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	717,059	446,040

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	(825)
Undistributed Long-Term Capital Gain/(Loss)	(1,007,027)
Unrealized Appreciation/(Depreciation)	342,610

Total distributable earnings on a tax basis	(665,242)

NOTES TO THE FINANCIAL STATEMENTS

10) Distributions to Shareholders, continued:

    Johnson Fixed Income Fund

     The tax character of distributions paid are as follows:

	2002	2001

Distribution paid from:
Undistributed Ordinary Income	1,945,162	1,904,931
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	1,945,162	1,904,931

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	10,842
Undistributed Long-Term Capital Gain/(Loss)	(716,459)
Unrealized Appreciation/(Depreciation)	2,831,810

Total distributable earnings on a tax basis	2,126,193

    Johnson Municipal Income Fund

     The tax character of distributions paid are as follows:

	2002	2001

Distribution paid from:
Undistributed Ordinary Income	324,026	278,917
Undistributed Long-Term Capital Gain	0	0
Undistributed Short-Term Capital Gain	0	0

Total distribution paid	324,026	278,917

     As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income/(Accumulated Loss)	1,819
Undistributed Long-Term Capital Gain/(Loss)	(2,643)
Unrealized Appreciation/(Depreciation)	515,800

Total distributable earnings on a tax basis	514,976

INDEPENDENT AUDITOR’S REPORT

To The Shareholders and Board of Trustees
Johnson Mutual Funds Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, the Opportunity Fund, the Realty Fund, the Fixed Income Fund and the Municipal Income Fund (five of the portfolios constituting the Johnson Mutual Funds Trust (“the Trust”)) as of December 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios of the Johnson Mutual Funds Trust as of December 31, 2002, the results of their operations for the year then ended, the statement of changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA’s, Inc.

Westlake, Ohio
January 22, 2003

TRUSTEES AND OFFICERS

Information pertaining to the Trustees and Officers of the Fund is provided below. Trustees who are not deemed to be interested persons of the Fund, as defined in the Investment Company Act of 1940, are referred to as Independent Trustees. Trustees who are deemed to be “interested persons” of the Fund are referred to as Interested Trustees.

				Number of	Other
				Portfolios	Directorships
		Term of		Overseen	Held
		Office and		within	Outside
	Current Position	Length of	Principal Occupation	Fund	Fund
Name, Address, and Age	Held with Fund	Time Served	during past 5 years	Complex	Complex

Interested Trustees
Timothy E. Johnson (60) 3777 West Fork Rd. Cincinnati, OH 45247	President and Trustee	Since 1993	President and a Director of Johnson Investment Counsel, Inc., the Trust’s Adviser, and Professor of Finance at the University of Cincinnati	8	Director, Kendle International, Inc.

Independent Trustees
John W. Craig (68) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1993	Retired Director of Corporate Affairs, R.A. Jones and Company Inc.	8	None
Ronald H. McSwain (60) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1993	President of McSwain Carpets, Inc. until 2001; partner of P & R Realty, a real-estate development partnership, since 1984	8	None
Kenneth S. Shull (73) 3777 West Fork Rd. Cincinnati, OH 45247	Trustee	Since 1993	Retired plant engineer at The Procter and Gamble Company	8	None

Officers
Dale H. Coates (44) 3777 West Fork Rd. Cincinnati, OH 45247	Vice President	Since 1993	Director of Research and Portfolio Manager of the Trust’s Adviser	8	None
Richard T. Miller (56) 3777 West Fork Rd. Cincinnati, OH 45247	Vice President	Since 1993	Portfolio Manager of the Trust’s Adviser	8	None
Marc E. Figgins (38) 3777 West Fork Rd. Cincinnati, OH 45247	Chief Financial Officer and Treasurer	Since 2002	Mutual Funds Manager for Johnson Financial, Inc. since July 2001. Director, BISYS Fund Services from January 2001 to July 2001. Mutual Funds Manager, McDonald Investments from 1991 to 2000.	8	None
David C. Tedford (49) 3777 West Fork Rd. Cincinnati, OH 45247	Secretary	Since 1993	Vice President of Operations of the Trust’s Adviser	8	None

Mr. Johnson is an interested person of the Trust because he is a director, officer and employee of the Trust’s Adviser and an officer of the Trust.

The Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling (513) 661-3100 or toll free at (800) 541-0170.

________________________________________________________________________________

Trustees and Officers

Timothy E. Johnson	Trustee, President
John W. Craig	Independent Trustee
Ronald H. McSwain	Independent Trustee
Kenneth S. Shull	Independent Trustee

Dale H. Coates	Vice President
Richard T. Miller	Vice President
David C. Tedford	Secretary
Marc E. Figgins	CFO, Treasurer

Transfer Agent and Fund Accountant

Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 (800) 541-0170

Custodian

The Provident Bank
Three East Fourth Street
Cincinnati, Ohio 45202

Auditors

McCurdy & Associates CPA’s, Inc.
27955 Clemens Road
Westlake, Ohio 44145

Legal Counsel

Thompson Hine, L.L.P.
312 Walnut Street, 14th Floor
Cincinnati, Ohio 45202

This report is authorized for distribution to prospective investors only when accompanied or preceded by the Funds’ prospectus, which illustrates each Fund’s objectives, policies, management fees, and other information that may be helpful in making an investment decision.

Investment Company Act #811-7254